Exhibit 4.1


                          FIXED RATE SENIOR NOTE


REGISTERED                                             REGISTERED
No. FXR                                                USD $
                                                       CUSIP: 617446229

               Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


                     MORGAN STANLEY DEAN WITTER & CO.
                 SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES C
                               (Fixed Rate)

==========================================================================================================================
ORIGINAL ISSUE DATE:                  INITIAL REDEMPTION         INTEREST RATE:                    ORIGINAL MATURITY
    August 19, 1998                       DATE: N/A                  0.00%                             DATE: July 30, 2004
--------------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL                      INITIAL REDEMPTION         APPLICABILITY OF                  OPTIONAL
    DATE: N/A                             PERCENTAGE: N/A            MODIFIED                          REPAYMENT
                                                                     PAYMENT UPON                      DATE(S): N/A
                                                                     ACCELERATION:
                                                                     N/A
--------------------------------------------------------------------------------------------------------------------------
                                      ANNUAL REDEMPTION          If yes, state Issue Price:        EXCHANGE RATE
                                          PERCENTAGE                                                   AGENT: N/A
                                          REDUCTION: N/A
--------------------------------------------------------------------------------------------------------------------------
                                      SPECIFIED CURRENCY:
                                      U.S. Dollars
--------------------------------------------------------------------------------------------------------------------------
                                      INTEREST PAYMENT
                                          DATE(S): N/A
--------------------------------------------------------------------------------------------------------------------------
APPLICABILITY OF                      INTEREST PAYMENT
ISSUER'S OPTION                           PERIOD: N/A
TO EXTEND
ORIGINAL
MATURITY DATE:
N/A
--------------------------------------------------------------------------------------------------------------------------
If yes, state Final Maturity          APPLICABILITY OF
Date:                                     ANNUAL
                                          INTEREST
                                          PAYMENTS: N/A
--------------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS:
(see below)
==========================================================================================================================

Maturity Redemption Amount..........   At maturity (including as a result of
                                       acceleration or otherwise), the holder
                                       of this BRIDGES shall receive the
                                       principal amount of this BRIDGES plus
                                       the Supplemental Redemption Amount, if
                                       any.

Supplemental Redemption Amount......   The Supplemental Redemption Amount,
                                       payable with respect to this BRIDGES at
                                       maturity, shall be calculated by the
                                       Calculation Agent on the last of the
                                       Determination Dates (as defined below)
                                       and shall be an amount equal to the
                                       greater of (a) zero and (b) the product
                                       of the principal amount of this BRIDGES
                                       and the DJES50 Percent Change.

                                       The Issuer shall cause the Calculation
                                       Agent to provide written notice to the
                                       Trustee at its New York office, on
                                       which notice the Trustee may
                                       conclusively rely, of the Supplemental
                                       Redemption Amount, on or prior to 11:00
                                       a.m. on the Business Day preceding the
                                       Maturity Date.

                                       All percentages resulting from any
                                       calculation with respect to this
                                       BRIDGES shall be rounded to the nearest
                                       one hundred-thousandth of a percentage
                                       point, with five one-millionths of a
                                       percentage point rounded upwards (e.g.,
                                       9.876545% (or .09876545) would be
                                       rounded to 9.87655% (or .0987655)), and
                                       all dollar amounts used in or resulting
                                       from such calculation shall be rounded
                                       to the nearest cent with one-half cent
                                       being rounded upwards.

DJES50 Percent Change...............   The DJES50 Percent Change is a
                                       fraction, the numerator of which shall
                                       be the Final Index Value less the
                                       Initial Index Value and the denominator
                                       of which shall be the Initial Index
                                       Value.  The DJES50 Percent Change is
                                       described by the following formula:


                                     (Final Index Value - Initial Index Value)
                                     -----------------------------------------
                                                 Initial Index Value


Initial Index Value.................

Index Closing Value.................   The Index Closing Value, on any
                                       Determination Date, shall equal the
                                       closing value of the Dow Jones Euro
                                       Stoxx 50 ("DJES50") or any Successor
                                       Index at the regular official weekday
                                       close of trading on such Determination
                                       Date.

                                       References herein to the DJES50 shall
                                       be deemed to include any Successor
                                       Index, unless the context requires
                                       otherwise.

Final Index Value...................   The Final Index Value shall equal the
                                       arithmetic average of the Index Closing
                                       Values on each of the Determination
                                       Dates as calculated on the last
                                       Determination Date by the Calculation
                                       Agent and rounded to the nearest one
                                       hundredth of a point with five one
                                       thousandths of a point being rounded
                                       upwards.

Determination Dates.................   The first scheduled Determination Date
                                       shall be           , 2002; the
                                       second scheduled Determination Date
                                       shall be             , 2003 and the
                                       last scheduled Determination Date shall
                                       be July 21, 2004.

                                       If either of the first two scheduled
                                       Determination Dates is not a Trading
                                       Day or if a Market Disruption Event
                                       occurs on either such date, such
                                       Determination Date shall be the
                                       immediately succeeding Trading Day
                                       during which no Market Disruption Event
                                       shall have occurred; provided that if a
                                       Market Disruption Event has occurred on
                                       each of the five Trading Days
                                       immediately succeeding either of the
                                       first two scheduled Determination
                                       Dates, then (i) such fifth succeeding
                                       Trading Day shall be deemed to be the
                                       relevant Determination Date,
                                       notwithstanding the occurrence of a
                                       Market Disruption Event on such day and
                                       (ii) with respect to any such fifth
                                       Trading Day on which a Market
                                       Disruption Event occurs, the
                                       Calculation Agent shall determine the
                                       value of the DJES50 on such fifth
                                       Trading Day in accordance with the
                                       formula for and method of calculating
                                       the DJES50 last in effect prior to the
                                       commencement of the Market Disruption
                                       Event, using the closing price (or, if
                                       trading in the relevant securities has
                                       been materially suspended or materially
                                       limited, its good faith estimate of the
                                       closing price that would have prevailed
                                       but for such suspension or limitation)
                                       on such Trading Day of each security
                                       most recently comprising the DJES50.

                                       If the last scheduled Determination
                                       Date is not a Trading Day or if there
                                       is a Market Disruption Event on such
                                       last Determination Date, such last
                                       Determination Date shall be the
                                       immediately succeeding Trading Day
                                       during which no Market Disruption Event
                                       shall have occurred; provided that the
                                       last Determination Date shall be no
                                       later than the second scheduled Trading
                                       Day preceding the Maturity Date, and if
                                       such date is not a Trading Day or if
                                       there is a Market Disruption Event on
                                       such date, the Calculation Agent shall
                                       determine the value of the DJES50 on
                                       such last Determination Date in
                                       accordance with clause (ii) of the
                                       preceding paragraph.

Trading Day.........................   A day on which trading is generally
                                       conducted (i) on the Frankfurt Stock
                                       Exchange ("FSE") or its successors and
                                       (ii) on any exchange on which futures
                                       or options contracts related to the
                                       DJES50 are traded, other than a day on
                                       which trading on the FSE is scheduled
                                       to close prior to its regular weekday
                                       closing time, as determined by the
                                       Calculation Agent.

Market Disruption Event.............   "Market Disruption Event" means, with
                                       respect to the DJES50, the occurrence
                                       or existence of either of the following
                                       events on a Determination Date as
                                       determined by the Calculation Agent:

                                       (i) a suspension, material limitation
                                       or absence of trading of stocks then
                                       constituting 20% or more, by weight, of
                                       the DJES50 (or the relevant Successor
                                       Index) on the Relevant Exchanges for
                                       such securities for more than two hours
                                       of trading or during the one-half hour
                                       period preceding the close of trading
                                       in such market; or the suspension,
                                       material limitation or absence of
                                       trading on any major securities market
                                       of trading in futures or options
                                       contracts related to the DJES50 (or the
                                       relevant Successor Index) for more than
                                       two hours of trading or during the
                                       one-half hour period preceding the
                                       close of trading on such market; and

                                       (ii) a determination by the Calculation
                                       Agent in its sole discretion that the
                                       event described in clause (i) above
                                       materially interfered with the ability
                                       of the Issuer or any of its affiliates
                                       to unwind all or a material portion of
                                       the hedge with respect to the Senior
                                       Global Medium-Term Notes, Series C,
                                       BRoad InDex Guarded Equity-linked
                                       Securities ("BRIDGES") based on the Dow
                                       Jones Euro Stoxx 50 due July 30, 2004
                                       having terms and conditions identical
                                       to this BRIDGES.

                                       For purposes of determining whether a
                                       Market Disruption Event has occurred:
                                       (1) a limitation on the hours or number
                                       of days of trading shall not constitute
                                       a Market Disruption Event if it results
                                       from an announced change in the regular
                                       business hours of the relevant exchange
                                       or market, (2) a decision to
                                       permanently discontinue trading in the
                                       relevant futures or options contract
                                       shall not constitute a Market
                                       Disruption Event, (3) limitations
                                       pursuant to the rules of any Relevant
                                       Exchange similar to the New York Stock
                                       Exchange Rule 80A (or any applicable
                                       rule or regulation enacted or
                                       promulgated by any other
                                       self-regulatory organization or any
                                       government agency of similar scope as
                                       determined by the Calculation Agent) on
                                       trading during significant market
                                       fluctuations shall constitute a
                                       suspension, absence or material
                                       limitation of trading, (4) a suspension
                                       of trading in a futures or options
                                       contract on the DJES50 by the primary
                                       securities market related to such
                                       contract by reason of (a) a price
                                       change exceeding limits set by such
                                       exchange or market, (b) an imbalance of
                                       orders relating to such contracts or
                                       (c) a disparity in bid and ask quotes
                                       relating to such contracts shall
                                       constitute a suspension or material
                                       limitation of trading in futures or
                                       options contracts related to the DJES50
                                       and (5) a "suspension, material
                                       limitation or absence of trading" on
                                       any Relevant Exchange or on the primary
                                       market on which futures or options
                                       contracts related to the DJES50 are
                                       traded shall not include any time when
                                       such market is itself closed for
                                       trading under ordinary circumstances.

Relevant Exchange...................   "Relevant Exchange" means the primary
                                       exchange or market of trading for any
                                       security then included in the DJES50 or
                                       any Successor Index.


Alternative Determination Date
in case of an Event of Default......   In case an Event of Default with
                                       respect to this BRIDGES shall have
                                       occurred and be continuing, the amount
                                       declared due and payable upon any
                                       acceleration of this BRIDGES shall be
                                       determined by the Calculation Agent and
                                       shall be equal to the principal amount
                                       of this BRIDGES plus the Supplemental
                                       Redemption Amount, if any, determined
                                       as though each Determination Date
                                       scheduled to occur on or after such
                                       date of acceleration were the date of
                                       acceleration.

Calculation Agent...................   Morgan Stanley & Co. Incorporated ("MS
                                       & Co.")

                                       All determinations made by the
                                       Calculation Agent shall be at the sole
                                       discretion of the Calculation Agent and
                                       shall, in the absence of manifest
                                       error, be conclusive for all purposes
                                       and binding on the Issuer and holder of
                                       this BRIDGES.

Discontinuance of the DJES50;
Alteration of Method of
Calculation.........................   If Stoxx Ltd. discontinues publication
                                       of the DJES50 and Stoxx Ltd. or another
                                       entity publishes a successor or
                                       substitute index that the Calculation
                                       Agent determines, in its sole
                                       discretion, to be comparable to the
                                       discontinued DJES50 (such index being
                                       referred to herein as a "Successor
                                       Index"), then any subsequent Index
                                       Closing Value shall be determined by
                                       reference to the value of such
                                       Successor Index at the close of trading
                                       on the relevant Determination Date.

                                       Upon any selection by the Calculation
                                       Agent of a Successor Index, the
                                       Calculation Agent shall cause written
                                       notice thereof to be furnished to the
                                       Trustee, to the Issuer and to the
                                       holder of this BRIDGES within three
                                       Trading Days of such selection.

                                       If Stoxx Ltd. discontinues publication
                                       of the DJES50 prior to, and such
                                       discontinuance is continuing on, any
                                       Determination Date and the Calculation
                                       Agent determines that no Successor
                                       Index is available at such time, then on such Determination Date, the
                                       Calculation Agent shall determine the
                                       Index Closing Value that would be used
                                       in computing the DJES50 Percent Change
                                       on such Determination Date.  The Index
                                       Closing Value shall be computed by the
                                       Calculation Agent in accordance with
                                       the formula for and method of
                                       calculating the DJES50 last in effect
                                       prior to such discontinuance, using the
                                       closing price (or, if trading in the
                                       relevant securities has been materially
                                       suspended or materially limited, its
                                       good faith estimate of the closing
                                       price that would have prevailed but for
                                       such suspension or limitation) on such
                                       Determination Date of each security
                                       most recently comprising the DJES50.
                                       Notwithstanding these alternative
                                       arrangements, discontinuance of the
                                       publication of the DJES50 may adversely
                                       affect the value of this BRIDGES.

                                       If at any time the method of
                                       calculating the DJES50 or a Successor
                                       Index, or the value thereof, is changed
                                       in a material respect, or if the DJES50
                                       or a Successor Index is in any other
                                       way modified so that such index does
                                       not, in the opinion of the Calculation
                                       Agent, fairly represent the value of
                                       the DJES50 or such Successor Index had
                                       such changes or modifications not been
                                       made, then, from and after such time,
                                       the Calculation Agent shall, at the
                                       close of business in New York City on
                                       each Determination Date make such
                                       calculations and adjustments as, in the
                                       good faith judgment of the Calculation
                                       Agent, may be necessary in order to
                                       arrive at a value of a stock index
                                       comparable to the DJES50 or such
                                       Successor Index, as the case may be, as
                                       if such changes or modifications had
                                       not been made, and calculate the
                                       Supplemental Redemption Amount with
                                       reference to the DJES50 or such
                                       Successor Index, as adjusted.
                                       Accordingly, if the method of
                                       calculating the DJES50 or a Successor
                                       Index is modified so that the value of
                                       such index is a fraction of what it
                                       would have been if it had not been
                                       modified (e.g., due to a split in the
                                       index), then the Calculation Agent
                                       shall adjust such index in order to
                                       arrive at a value of the DJES50 or such
                                       Successor Index as if it had not been
                                       modified (e.g., as if such split had
                                       not occurred).


               Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assignees, the principal
sum of                , on the Original Maturity Date specified above or,
if the maturity hereof is extended in accordance with the procedures set forth below to an Extended Maturity Date, as defined below, on such Extended Maturity Date (except to the extent previously redeemed or repaid) and to pay interest thereon at the Interest Rate per annum specified above or, if the interest rate hereon is reset or re-established in connection with an extension of maturity in accordance with the procedures specified on the reverse hereof, at the interest rate per annum determined pursuant to such procedures, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment (except as provided below), monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above) commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year. Except as provided above and unless otherwise indicated on the face of this Note, the Interest Payment Dates for this Note shall be March 1 and September 1.

               Interest on this Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until, but excluding the date the principal hereof has been paid or duly made available for payment (except as provided below). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day) (each such date a "Record Date"); provided, however, that interest payable at maturity, redemption or repayment will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York and (i) with respect to Notes denominated in a Specified Currency other than U.S. dollars, Australian dollars or European Currency Units ("ECUs"), in the principal financial center of the country of the Specified Currency, (ii) with respect to Notes denominated in Australian dollars, in Sydney and (iii) with respect to Notes denominated in ECUs, that is not a non-ECU clearing day, as determined by the ECU Banking Association in Paris.

               Payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date), unless this
Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

               If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable payment date; provided that, if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

               If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date or at least ten days prior to the Maturity Date or any redemption or repayment date, as the case may be.

               If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer), for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

               Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                  MORGAN STANLEY DEAN WITTER & CO.




                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION

This is one of the Notes referred
      to in the within-mentioned
      Senior Indenture.

THE CHASE MANHATTAN BANK,
      as Trustee




By:
    ------------------------------
    Authorized Officer



                            REVERSE OF SECURITY

               This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under a Senior Indenture, dated as of April 15, 1989, as supplemented by a First Supplemental Senior Indenture dated as of May 15, 1991 and a Second Supplemental Senior Indenture dated as of April 15, 1996 between Morgan Stanley Group Inc. (as predecessor of the Issuer) and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) as further supplemented by a Third Supplemental Senior Indenture dated as of June 1, 1997 and a Fourth Supplemental Senior Indenture dated as of March 1, 1998 between the Issuer and the Trustee (as so supplemented and as further supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed The Chase Manhattan Bank (formerly known as Chemical Bank) at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

               Unless otherwise provided on the face of this Note, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

               If so indicated on the face of this Note, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption (except as provided below). If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption (except as provided below). Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

               Notwithstanding the foregoing, this Note may be redeemed in accordance with the terms of any Extension Notice, as defined below, sent to the holder hereof as described below.

               If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment (except as provided below). For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Unless the Issuer exercises its option to extend the Original Maturity Date hereof for one or more periods as specified on the face hereof (and as described in the fourth succeeding paragraph below) or unless otherwise indicated on the face of this Note, exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

               If so indicated on the face of this Note, the Issuer has the option to extend the Original Maturity Date hereof for one or more periods of one or more whole years (each an "Extension Period") up to but not beyond the Final Maturity Date specified on the face hereof and in connection therewith to establish a new interest rate and new redemption provisions for the Extension Period.

               The Issuer may exercise such option by notifying the Paying Agent of such exercise at least 45 but not more than 60 days prior to the Original Maturity Date or, if the maturity hereof has already been extended, prior to the maturity date then in effect (an "Extended Maturity Date"), such notice to be accompanied by the form of the Extension Notice referred to below. No later than 38 days prior to the Original Maturity Date or an Extended Maturity Date, as the case may be (each, a "Maturity Date"), the Paying Agent will mail to the holder hereof a notice (the "Extension Notice") relating to such Extension Period, first class mail, postage prepaid, setting forth (a) the election of the Issuer to extend the maturity of this Note; (b) the new Extended Maturity Date; (c) the interest rate applicable to the Extension Period; and (d) the provisions, if any, for redemption during the Extension Period, including the date or dates on which, the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the mailing by the Paying Agent of an Extension Notice to the holder of this Note, the maturity hereof shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms it had prior to the mailing of such Extension Notice.

               Notwithstanding the foregoing, not later than 10:00 a.m., New York City time, on the twentieth calendar day prior to the Maturity Date in effect immediately preceding the mailing of the applicable Extension Notice
(or if such day is not a Business Day, not later than 10:00 a.m., New York
City time, on the immediately succeeding Business Day), the Issuer may, at its option, revoke the interest rate provided for in such Extension Notice and establish a higher interest rate for the Extension Period by causing the Paying Agent to send notice of such higher interest rate to the holder of this Note by first class mail, postage prepaid, or by such other means as shall be agreed between the Issuer and the Paying Agent. Such notice shall be irrevocable. All Notes with respect to which the Maturity Date is extended in accordance with an Extension Notice will bear such higher interest rate for the Extension Period, whether or not tendered for repayment.

               If the Issuer elects to extend the maturity hereof, the holder of this Note will have the option to require the Issuer to repay this Note on the Maturity Date in effect immediately preceding the mailing of the applicable Extension Notice at a price equal to the principal amount hereof plus any accrued and unpaid interest to such date. In order for this Note to be so repaid on such Maturity Date, the holder hereof must follow the procedures set forth above for optional repayment, except that the period for delivery of this Note or notification to the Paying Agent shall be at least 25 but not more than 35 days prior to the Maturity Date in effect immediately preceding the mailing of the applicable Extension Notice and except that if the holder hereof has tendered this Note for repayment pursuant to this paragraph he may, by written notice to the Paying Agent, revoke any such tender for repayment until 3:00 p.m., New York City time, on the twentieth calendar day prior to the Maturity Date then in effect (or, if such day is not a Business Day, until 3:00 p.m., New York City time, on the immediately succeeding Business Day).

               Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

               In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

               This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

               This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this
Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in New York City for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance; provided, however, in the case of ECUs, the Market Exchange Rate shall be the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities, or any successor publication, on the Business Day immediately preceding the date of issuance.

               The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

               In case any Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and such Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, a new Note of like tenor will be issued by the Issuer in exchange for the Note so mutilated or defaced, or in lieu of the Note so destroyed or lost or stolen, but, in the case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee and the Issuer that such Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

               The Senior Indenture provides that, (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency and reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Senior Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

               If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

               The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or
(b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

               Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on, any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (as so amended, the "Treaty"). Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default.

               Subject to the provisions below, the value of the ECU, in which the Notes may be denominated or may be payable, is equal to the value of the ECU that is from time to time used as the unit of account of the EC. If the ECU becomes a currency in its own right in accordance with the Treaty, all references to ECU in the Notes shall be construed as references to such currency.

               With respect to each due date for the payment of principal of, or interest on, the Notes on or after the first business day in Brussels on which the ECU ceases to be used as the unit of account of the EC, and has not become a currency in its own right replacing all or some of the currencies of the member States of the EC, the Issuer shall choose a substitute currency (the "Chosen Currency"), which may be any currency which was, on the last day on which the ECU was used as the unit of account of the EC, a component currency of the ECU or U.S. dollars, in which all payments due on or after that date with respect to the Notes and coupons shall be made. Notice of the Chosen Currency so selected shall be provided by first class mail to each holder at the address of such holder which appears on the books maintained by the registrar and to the Paying Agent. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of the fourth business day in Brussels prior to the date on which such payment is due.

               On the first business day in Brussels on which the ECU ceases to be used as the unit of account of the EC, and has not become a currency in its own right replacing all or some of the currencies of the member States of the EC, the Issuer shall select a Chosen Currency in which all payments with respect to Notes and coupons having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first business day.

               The equivalent of the ECU in the relevant Chosen Currency as of any date (the "Day of Valuation") shall be determined by, or on behalf of, the Exchange Rate Agent on the following basis. The amounts and components composing the ECU for this purpose (the "Components") shall be the amounts and components that composed the ECU as of the last date on which the ECU was used as the unit of account of the EC. The equivalent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components; and then, in the case of a Chosen Currency other than U.S. dollars, using the rate used for determining the U.S. dollar equivalent of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

               The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

               The U.S. dollar equivalent of each of the Components shall be determined by, or on behalf of, the Exchange Rate Agent on the basis of the middle spot delivery quotations prevailing at 2:30 p.m., Brussels time, on the Day of Valuation, as obtained by, or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Issuer, in the country of issue of the component currency in question.

               If for any reason no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected for this purpose, in computing the U.S. dollar equivalent of such Component, the Exchange Rate Agent shall (except as provided below) use the most recent direct quotations for such Component obtained by it or on its behalf, provided that such quotations were prevailing in the country of issue not more than two Business Days before such Day of Valuation. If such most recent quotations were so prevailing in the country of issue more than two Business Days before such Day of Valuation, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such component currency and for the U.S. dollar prevailing at 2:30 p.m., Brussels time, on such Day of Valuation, as obtained by, or on behalf of, the Exchange Rate agent from one or more major banks, as selected by the Issuer, in a country other than the country of issue of such component currency. Notwithstanding the foregoing, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Issuer or such agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated as provided in the first sentence of this paragraph. Unless otherwise specified by the Issuer, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a non-resident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

               Payments in the Chosen Currency will be made at the specified office of a paying agent in the country of the Chosen Currency, or, if none, or at the option of the holder, at the specified office of any Paying Agent either by a check drawn on, or by transfer to an account maintained by the holder with, a bank in the principal financial center of the country of the Chosen Currency.

               All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

               So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

               With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

               No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

               Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

               This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

               All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.


                               ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:




      TEN COM - as tenants in common
      TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with right of survivorship and not as tenants in common



UNIF GIFT MIN ACT - _____________________ Custodian _____________________
                           (Minor)                         (Cust)


      Under Uniform Gifts to Minors Act _________________________________
                                                    (State)

               Additional abbreviations may also be used though not in the above list.

                               -------------




               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



---------------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE]


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[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.




Dated:
       ----------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.


                         OPTION TO ELECT REPAYMENT

               The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at


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      (Please print or typewrite name and address of the undersigned)


               If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid: _________________ ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _________________.



Dated: ______________________                _______________________________
                                             NOTICE:  The signature on this
                                             Option to Elect Repayment must
                                             correspond with the name as
                                             written upon the face of the
                                             within instrument in every
                                             particular without alteration or
                                             enlargement.